UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 7, 2026
The Goldman Sachs Group, Inc.
(Exact name of registrant as specified in its charter)
Commission File Number: 001-14965

Delaware	13-4019460
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

200 West Street, New York, NY	10282
(Address of principal executive offices)	(Zip Code)
(212) 902-1000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Exchange on which registered
Common stock, par value $.01 per share	GS	NYSE
Depositary Shares, Each Representing 1/1,000th Interest in a Share of Floating Rate Non-Cumulative Preferred Stock, Series A	GS PrA	NYSE
Depositary Shares, Each Representing 1/1,000th Interest in a Share of Floating Rate Non-Cumulative Preferred Stock, Series C	GS PrC	NYSE
Depositary Shares, Each Representing 1/1,000th Interest in a Share of Floating Rate Non-Cumulative Preferred Stock, Series D	GS PrD	NYSE
5.793% Fixed-to-Floating Rate Normal Automatic Preferred Enhanced Capital Securities of Goldman Sachs Capital II	GS/43PE	NYSE
Floating Rate Normal Automatic Preferred Enhanced Capital Securities of Goldman Sachs Capital III	GS/43PF	NYSE
Medium-Term Notes, Series F, Callable Fixed and Floating Rate Notes due March 2031 of GS Finance Corp.	GS/31B	NYSE
Medium-Term Notes, Series F, Callable Fixed and Floating Rate Notes due May 2031 of GS Finance Corp.	GS/31X	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of
the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
TABLE OF CONTENTS

Item 2.02 Results of Operations and Financial Condition
Item 8.01 Other Events
SIGNATURE

Item 2.02 Results of Operations and Financial Condition.
On January 7, 2026, the firm (The Goldman Sachs Group, Inc., together with its consolidated subsidiaries) reported the following information: The firm has entered into an agreement to transition the Apple Card program and associated accounts to a new issuer. The transition is expected to take place in approximately 24 months. The transaction is expected to result in a $0.46 increase to the firm's fourth quarter 2025 diluted earnings per share. This reflects a release of $2.48 billion of loan loss reserves reflected in provision for credit losses, partially offset by a reduction in net revenues of $2.26 billion related to markdowns on the outstanding credit card loan portfolio and contract termination obligations as well as $38 million of operating expenses.
The information in this Item 2.02 shall be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934.
Item 8.01 Other Events.
The firm has made certain changes to its business segments commencing with the fourth quarter of 2025.
The firm will continue to operate and report its results in the following three business segments: Global Banking &
Markets, Asset & Wealth Management and Platform Solutions. Certain organizational changes have been made within these segments as the firm continues to narrow its strategic focus regarding consumer-related activities within
Platform Solutions. The business segments are presented below:

Structure

- **GLOBAL BANKING & MARKETS**
  - Investment banking fees
    - Advisory
    - Equity underwriting
    - Debt underwriting
  - FICC
    - FICC intermediation
    - FICC financing
  - Equities
    - Equities intermediation
    - Equities financing
  - Other
- **ASSET & WEALTH MANAGEMENT**
  - Management and other fees
  - Incentive fees
  - Private banking and lending
  - Investments
- **PLATFORM SOLUTIONS**

Prior results beginning with the firm’s 2021 fiscal year are presented on a comparable basis in the tables on pages 4 -
7.
The changes to the firm’s business segments have no effect on the firm’s historical total net revenues, total provision for credit losses, total operating expenses and total pre-tax earnings in the consolidated statements of earnings. Prior period segment results have been conformed to reflect this new presentation.

The primary changes made were as follows:
•Global Banking & Markets additionally includes the results from the firm’s transaction banking business, which are reported in Other (previously reported in Platform Solutions).
•Within Global Banking & Markets, results related to facilitating institutional primary loans for syndication and providing structured letters of credit to corporate clients are reported in FICC financing (previously reported in
Other).
•Results from the firm’s Urban Investment Group, which makes investments in connection with the firm’s activities to satisfy requirements under the Community Reinvestment Act, are allocated across all three segments to reflect the shared nature of such requirements (previously reported in Asset & Wealth
Management).
•Within Asset & Wealth Management, results from Equity Investments and Debt Investments are reported in aggregate, as the firm continues its transition from direct investments on the firm’s balance sheet to a scaled third-party funds-driven business.

The firm’s three business segments are as follows:
Global Banking & Markets, which is comprised of:
•Investment banking fees, which includes:
•Advisory, which includes strategic advisory assignments with respect to mergers and acquisitions, divestitures, corporate defense activities, restructurings and spin-offs.
•Equity underwriting, which includes offerings of common stock, preferred stock, convertible securities and exchangeable securities.
•Debt underwriting, which includes investment-grade and high-yield debt offerings, bank and bridge loans, emerging- and growth-market debt offerings, and structuring of asset-backed securities.
•Fixed Income, Currency and Commodities (FICC), which includes:
•FICC intermediation, which includes client execution activities related to making markets in interest rate products, credit products, mortgages, currencies and commodities.
•FICC financing, which includes secured lending to clients through structured mortgage and other asset-
backed lending, financing through securities purchased under agreements to resell and other FICC financing (primarily including commodity financing to clients through structured transactions, facilitating institutional primary loans for syndication and providing structured letters of credit to corporate clients).
•Equities, which includes:
•Equities intermediation, which includes client execution activities related to making markets in equity and equity-related products and commissions and fees from executing and clearing institutional client transactions.
•Equities financing, which includes prime financing (securities lending, margin lending and swap transactions), portfolio financing and other equity financing.
•Other, which includes lending to corporate clients through relationship lending and acquisition financing,
(including related hedges), transaction banking and investing activities related to the firm’s global banking and markets activities.
Asset & Wealth Management, which is comprised of:
•Activities related to managing client assets across traditional and alternative asset classes, as well as providing investing and wealth advisory solutions, providing financial planning and counseling services, and executing brokerage transactions for wealth management clients. These activities generate:
•Management and other fees.
•Incentive fees.
•Private banking and lending, which includes lending and deposit-raising activities for the firm’s wealth management clients.
•Investments, which includes investing activities related to the firm’s asset management activities, including investing in public and private equity in corporate, real estate and infrastructure assets, investing in corporate debt, lending to middle-market clients and providing financing for real estate and other assets, as well as making investments through consolidated investment entities, substantially all of which are engaged in real estate investment activities.
Platform Solutions, which is comprised of:
•Activities related to issuing credit cards to and raising deposits from Apple Card customers, as well as results from activities related to Platform Solutions businesses that have been exited. See Item 2.02 for information on
Apple Card.

The Goldman Sachs Group, Inc. and Subsidiaries
Segment Operating Results (unaudited)
$ in millions

	THREE MONTHS ENDED
	SEPTEMBER 30,	JUNE 30,	MARCH 31,
	2025	2025	2025
GLOBAL BANKING & MARKETS
Advisory	$1,404	$1,174	$792
Equity underwriting	465	428	370
Debt underwriting	788	589	752
Investment banking fees	2,657	2,191	1,914

FICC intermediation	2,437	2,423	3,390
FICC financing	1,056	1,064	1,045
FICC	3,493	3,487	4,435

Equities intermediation	2,020	2,595	2,547
Equities financing	1,716	1,706	1,645
Equities	3,736	4,301	4,192

Other	282	154	200
Net revenues	10,168	10,133	10,741
Provision for credit losses	82	173	66
Operating expenses	5,828	5,885	5,924
Pre-tax earnings	$4,258	$4,075	$4,751

ASSET & WEALTH MANAGEMENT
Management and other fees	$2,943	$2,802	$2,701
Incentive fees	76	103	129
Private banking and lending	1,057	789	725
Investments	342	137	156
Net revenues	4,418	3,831	3,711
Provision for credit losses	(29)	(96)	18
Operating expenses	3,291	3,015	2,856
Pre-tax earnings	$1,156	$912	$837

PLATFORM SOLUTIONS
Net revenues	$598	$619	$610
Provision for credit losses	286	307	203
Operating expenses	334	341	348
Pre-tax earnings/(loss)	$(22)	$(29)	$59

TOTAL
Net revenues	$15,184	$14,583	$15,062
Provision for credit losses	339	384	287
Operating expenses	9,453	9,241	9,128
Pre-tax earnings	$5,392	$4,958	$5,647

The Goldman Sachs Group, Inc. and Subsidiaries
Segment Operating Results (unaudited)
$ in millions

THREE MONTHS ENDED
	DECEMBER 31,	SEPTEMBER 30,	JUNE 30,	MARCH 31,
	2024	2024	2024	2024
GLOBAL BANKING & MARKETS
Advisory	$960	$875	$688	$1,011
Equity underwriting	499	385	423	370
Debt underwriting	595	605	622	699
Investment banking fees	2,054	1,865	1,733	2,080

FICC intermediation	1,750	2,013	2,330	3,471
FICC financing	1,012	986	897	883
FICC	2,762	2,999	3,227	4,354

Equities intermediation	1,954	2,208	1,786	1,989
Equities financing	1,499	1,291	1,383	1,322
Equities	3,453	3,499	3,169	3,311

Other	239	202	134	(14)
Net revenues	8,508	8,565	8,263	9,731
Provision for credit losses	(43)	62	(44)	109
Operating expenses	4,896	5,072	5,210	5,276
Pre-tax earnings	$3,655	$3,431	$3,097	$4,346

ASSET & WEALTH MANAGEMENT
Management and other fees	$2,815	$2,617	$2,534	$2,449
Incentive fees	174	85	46	88
Private banking and lending	736	756	707	682
Investments	1,044	358	576	649
Net revenues	4,769	3,816	3,863	3,868
Provision for credit losses	(56)	(118)	(70)	(36)
Operating expenses	2,989	2,835	2,985	2,922
Pre-tax earnings	$1,836	$1,099	$948	$982

PLATFORM SOLUTIONS
Net revenues	$592	$318	$605	$614
Provision for credit losses	450	453	396	245
Operating expenses	376	408	338	460
Pre-tax earnings/(loss)	$(234)	$(543)	$(129)	$(91)

TOTAL
Net revenues	$13,869	$12,699	$12,731	$14,213
Provision for credit losses	351	397	282	318
Operating expenses	8,261	8,315	8,533	8,658
Pre-tax earnings	$5,257	$3,987	$3,916	$5,237

The Goldman Sachs Group, Inc. and Subsidiaries
Segment Operating Results (unaudited)
$ in millions

THREE MONTHS ENDED
	DECEMBER 31,	SEPTEMBER 30,	JUNE 30,	MARCH 31,
	2023	2023	2023	2023
GLOBAL BANKING & MARKETS
Advisory	$1,005	$831	$645	$818
Equity underwriting	252	308	338	255
Debt underwriting	394	415	448	506
Investment banking fees	1,651	1,554	1,431	1,579

FICC intermediation	1,295	2,654	2,090	3,279
FICC financing	767	761	639	665
FICC	2,062	3,415	2,729	3,944

Equities intermediation	1,502	1,713	1,533	1,741
Equities financing	1,105	1,248	1,433	1,274
Equities	2,607	2,961	2,966	3,015

Other	50	50	50	(70)
Net revenues	6,370	7,980	7,176	8,468
Provision for credit losses	191	45	60	134
Operating expenses	4,558	4,897	4,368	4,741
Pre-tax earnings	$1,621	$3,038	$2,748	$3,593

ASSET & WEALTH MANAGEMENT
Management and other fees	$2,443	$2,403	$2,351	$2,280
Incentive fees	59	23	26	53
Private banking and lending	661	687	874	354
Investments	1,282	229	(103)	580
Net revenues	4,445	3,342	3,148	3,267
Provision for credit losses	(13)	34	11	(571)
Operating expenses	3,566	2,992	3,262	3,158
Pre-tax earnings/(loss)	$892	$316	$(125)	$680

PLATFORM SOLUTIONS
Net revenues	$503	$495	$571	$489
Provision for credit losses	399	(72)	544	266
Operating expenses	363	1,165	914	503
Pre-tax earnings/(loss)	$(259)	$(598)	$(887)	$(280)

TOTAL
Net revenues	$11,318	$11,817	$10,895	$12,224
Provision for credit losses	577	7	615	(171)
Operating expenses	8,487	9,054	8,544	8,402
Pre-tax earnings	$2,254	$2,756	$1,736	$3,993

The Goldman Sachs Group, Inc. and Subsidiaries
Segment Operating Results (unaudited)
$ in millions

NINE MONTHS		YEAR ENDED
	SEPTEMBER 30,	DECEMBER 31,	DECEMBER 31,	DECEMBER 31,	DECEMBER 31,
	2025	2024	2023	2022	2021
GLOBAL BANKING & MARKETS
Advisory	$3,370	$3,534	$3,299	$4,704	$5,653
Equity underwriting	1,263	1,677	1,153	848	4,985
Debt underwriting	2,129	2,521	1,763	1,808	3,497
Investment banking fees	6,762	7,732	6,215	7,360	14,135

FICC intermediation	8,250	9,564	9,318	11,890	8,714
FICC financing	3,165	3,778	2,832	2,873	2,006
FICC	11,415	13,342	12,150	14,763	10,720

Equities intermediation	7,162	7,937	6,489	6,662	7,707
Equities financing	5,067	5,495	5,060	4,326	4,015
Equities	12,229	13,432	11,549	10,988	11,722

Other	636	561	80	(316)	386
Net revenues	31,042	35,067	29,994	32,795	36,963
Provision for credit losses	321	84	430	493	(151)
Operating expenses	17,637	20,454	18,564	18,150	19,770
Pre-tax earnings	$13,084	$14,529	$11,000	$14,152	$17,344

ASSET & WEALTH MANAGEMENT
Management and other fees	$8,446	$10,415	$9,477	$8,771	$7,743
Incentive fees	308	393	161	359	616
Private banking and lending	2,571	2,881	2,576	2,458	1,661
Investments	635	2,627	1,988	1,801	11,928
Net revenues	11,960	16,316	14,202	13,389	21,948
Provision for credit losses	(107)	(280)	(539)	494	(189)
Operating expenses	9,162	11,731	12,978	11,505	11,364
Pre-tax earnings	$2,905	$4,865	$1,763	$1,390	$10,773

PLATFORM SOLUTIONS
Net revenues	$1,827	$2,129	$2,058	$1,181	$428
Provision for credit losses	796	1,544	1,137	1,728	697
Operating expenses	1,023	1,582	2,945	1,509	804
Pre-tax earnings/(loss)	$8	$(997)	$(2,024)	$(2,056)	$(1,073)

TOTAL
Net revenues	$44,829	$53,512	$46,254	$47,365	$59,339
Provision for credit losses	1,010	1,348	1,028	2,715	357
Operating expenses	27,822	33,767	34,487	31,164	31,938
Pre-tax earnings	$15,997	$18,397	$10,739	$13,486	$27,044

Cautionary Note Regarding Forward-Looking Statements
This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are not historical facts or statements of current conditions, but instead represent only the firm’s beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside the firm’s control. It is possible that the firm’s actual results may differ, possibly materially, from the anticipated results indicated in these forward-looking statements. For a discussion of some of the risks and important factors that could affect the firm’s future results, see
“Risk Factors” in Part I, Item 1A of the firm’s Annual Report on Form 10-K for the year ended December 31, 2024.
Forward-looking statements include the timing of the transition of the Apple Card program to a new issuer, which is subject to the risk that the transaction may not close on the anticipated timeline or at all, including due to a failure to satisfy applicable closing conditions. The expected impact of the transaction on the firm’s fourth quarter 2025 results is also a forward-looking statement and subject to change as the firm completes its financial statements.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GOLDMAN SACHS GROUP, INC. (Registrant)
Date: January 8, 2026	By:	/s/ Denis P. Coleman III
Name: Denis P. Coleman III Title:Chief Financial Officer